UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2023

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880		N/A
(Commission File Number)		(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2023, Lions Gate Entertainment Corp., a corporation organized and existing under the corporate laws of British Columbia (the “Company”), and the Company’s subsidiaries, Lions Gate Entertainment Inc., a Delaware corporation (“LGEI”), and Lions Gate International Motion Pictures S.à.r.l., a Luxembourg société à responsabilité limitée (“LGIMP” and, with the Company and LGEI, collectively the “Buyers”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Hasbro, Inc., a Rhode Island corporation (“Hasbro”), pursuant to which (following a contemplated pre-closing reorganization), the Buyers will acquire from Hasbro, upon the closing of the transactions contemplated under the Purchase Agreement (the “Purchase”), all of the issued and outstanding equity interests of the companies constituting the Entertainment One television and film (“eOne”) business for an aggregate cash purchase price of $375,000,000 subject to certain purchase price adjustments, including for cash, debt, transaction expenses and working capital, and the assumption by the Buyers of certain production financing indebtedness.

The Purchase Agreement contains customary representations and warranties by each party with respect to itself, as well as various customary covenants and indemnification provisions and other agreements, including, among others, to run the business in the ordinary course during the period between the execution of the Purchase Agreement and closing of the Purchase (the “Closing”). The Closing is contingent on expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval under the Competition Act (Canada), the delivery by Hasbro to the Company of certain financial statements with respect to the eOne business and other customary closing conditions. The Purchase Agreement contains customary termination rights permitting each party to terminate the Purchase Agreement under certain specified circumstances, including if the Closing has not occurred on or before January 31, 2024.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The foregoing summary may contain forward-looking information related to the Company and the proposed acquisition of the eOne business from Hasbro by the Company, that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. When used in this communication, words such as “enables”, “intends”, “will”, “can”, “expected”, “enhances” and similar expressions and any other statements that are not historical facts are intended to identify forward-looking statements. Forward-looking statements contained herein may include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, eOne or Hasbro, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all; the Company’s ability to secure regulatory approvals on the terms expected, in a timely manner or at all; the Company’s ability to successfully integrate eOne’s operations; the Company’s ability to implement its plans, forecasts and other expectations with respect to eOne’s business after the completion of the transaction and realize expected synergies; the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operations; potential negative effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation or regulatory actions related to the proposed transaction; future levels of the Company’s indebtedness; and the effect of the announcement or pendency of the transaction on the Company’s or eOne’s business relationships, operating results, and business generally.

Further information on these and other risks and uncertainties relating to the Company can be found in its reports and other filings the Company makes with the Securities and Exchange Commission (the “SEC”) from time to time and available at www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at https://investors.lionsgate.com/. The forward-looking statements included herein are made only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Equity Purchase Agreement by and among Hasbro, Inc., Lions Gate Entertainment Corp., Lions Gate Entertainment Inc., and Lions Gate International Motion Pictures S.à.r.l., dated as of August 3, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2023

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer